                                                                    Exhibit 10.7

                              SETTLEMENT AGREEMENT

     This Agreement is entered into by and among John J. Drury ("Drury"), National Media, Inc., a dissolved Florida corporation ("Media"), Buffalo Bob Enterprises, Inc., a Florida corporation ("BBE"), VidKid Distribution, Inc., a Florida corporation ("VidKid") and Realm Production and Entertainment, Inc., a Florida corporation ("Realm").

                                    RECITALS

A. The parties have entered into numerous written agreements regarding services to be performed for VidKid or Realm by Drury, BBE and Robert E. Smith who is now deceased.

B. The Agreements also provided for Drury, Media and BBE to transfer any ownership interest they had in one hundred thirty episodes of the Howdy Doody Show which are described on Attachment A (the "Tapes") to VidKid.

C. Over the past several months, Drury and Media have been involved in litigation with Madison Sports and Entertainment, Inc. ("Madison") over the ownership of the Tapes.

D. At this point, although the time periods for appeal have not yet expired, orders have been entered by the Broward County Circuit Court granting ownership in the Tapes to John J. Drury. Madison has brought appeals from these orders which are currently pending (the "Appeals").

E. VidKid had entered into an agreement with Madison for the purchase of the Tapes. Madison was unable to perform under that agreement due to the lawsuit by Drury and Media.

F. VidKid has planned to exploit the Tapes in connection with the 50th anniversary of the Howdy Doody Show and can not go forward without clear title to the Tapes.

G. All of the parties wish to resolve all of their outstanding responsibilities to each other by Drury, Media and BBE conveying any ownership rights they may have in the Tapes to VidKid in exchange for the payments provided for in this Agreement.

     In consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the parties agree as follows:

     1.   The above recitals are true and correct and are incorporated herein.

     2. Drury, Media and BBE assign and convey to VidKid all of their right, title and interest in and to the Tapes.

     3. The parties agree to terminate the rights and obligations of the parties described in the "Agreement as of February 11, 1998" by and among VidKid, Drury, Media and Robert E. Smith (now deceased) as well as the Independent Contractors Agreement dated as of October 21, 1997 by and among VidKid and BBE pertaining to the personal services of Robert E. Smith and Drury (the "1997 Agreement"). Further, the parties agree to terminate any rights or obligations they may have to each other pertaining to any other agreements that they may have entered into. To further acknowledge their intentions, the parties shall execute and exchange the General Releases, attached in the form of Attachment B.

     4. In exchange for conveying to VidKid any ownership rights they may have in the Tapes, subject to a final disposition of the Appeals in which Drury, Media and BBE are found to have complete ownership rights to the Tapes without the possibility of further appeal ("Final Disposition"), VidKid or Realm shall pay to Drury the total sum of $130,000 to be divided among Drury, Media and BBE in any manner they determine. The payment shall be made in four installments, with $25,000 being payable on or before September 21, 1998; $25,000 being payable on or before October 16, 1998; $50,000 being payable on or before March 15, 1999; and the final installment of $30,000 being payable on or before June 15, 1999. As the Appeals are pending and the results of which may not be known for months, VidKid agrees to make the first $25,000 payment as provided, but the remaining payments shall not be made until there is a Final Disposition of the cases pending. If the result of the Appeals is that the case is remanded to the trial court for further action, payments shall be deferred until there is a Final Disposition. If the result of the Appeal is a Final Disposition, then the remaining payments shall be made with VidKid being given at least 30 days from the Final Disposition to make the payments which would have already been payable if they had not been deferred as provided. If Madison is successful on Appeal and is eventually found to have ownership rights in the Tapes, then the $25,000 payment provided above shall be applied to the payments due under the 1997 Agreement and shall satisfy in full all obligations for payment to Drury and the other parties under the 1997 Agreement.

     5. The assignment of the Tapes by Drury, Media and BBE is intended to include the assignment of any copyright they may have to any of the tapes. Further, Drury, BBE and Media agree to execute any additional documents which may be necessary to further assign any copyright or any other right they may have or any other documents which may be necessary to acknowledge or prove to third parties that they have assigned their rights to the Tapes and vested title to the Tapes in VidKid.

     6. Drury, Media and BBE, jointly and severally, represent and warrant to VidKid and Realm as follows:

          a. BBE is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. BBE has all necessary power and authority to enter into this agreement and perform its obligations under this agreement.


          b. Media is a dissolved corporation all of the stock of which was owned by Drury and Drury is the sole surviving director and has all necessary power and authority to enter into this agreement and perform its obligations under this agreement.

          c. BBE and Media have both properly authorized Drury to act on their respective behalf and to accept the funds to be paid under this agreement on their respective behalf,

          d. Each of Drury, Media and BBE has the requisite power and authority to execute, deliver, and perform this Agreement and all other agreements, assignments, releases and other documents to be executed and delivered by them hereunder or in connection herewith, at any time, and all necessary actions on the part of each of Media, BBE and Drury has been duly and validly taken to authorize the execution, delivery and performance of this Agreement and such other agreements and instruments to be executed and delivered by Sellers in connection herewith.


          e. This Agreement is and shall constitute the legal, valid and binding obligation of each of Drury, Media and BBE enforceable against each in accordance with its terms.

          f. Neither the execution, delivery and performance of this Agreement and such other agreements and instruments nor the consummation of the transactions contemplated hereby, (i) conflicts with any provision of the Articles of Incorporation or By-Laws of Media or BBE; (ii) conflicts with, results in a breach of, or constitutes a default under any applicable law, judgment, order, ordinance, decree, rule, regulation or ruling of any court or governmental instrumentality; (iii) results in a breach of, conflicts with, constitutes a default under or permits any party to terminate, modify, accelerate the performance of or cancel the terms of, any agreement, lease, license, indenture, instrument of indebtedness or other obligations to which any of Drury, media or BBE is a party or is bound; or (iv) creates any liability, mortgage, lien, pledge, condition or encumbrance of any nature whatsoever upon any of the Tapes.

          g. Neither Drury, Media or BBE has received any notices of infringement, misappropriation, or conflict from any third party with respect to the Tapes (other than the claims of Madison) and to their knowledge, none of them has infringed, misappropriated or otherwise conflicted with any proprietary rights of any third parties to the Tapes.

          h. Other than the lawsuit with Madison, there are no actions, suits, proceedings, orders, investigations or claims pending or threatened against Drury, BBE or Media relating to the Tapes or their ownership of the Tapes, or before or by any governmental department, commission, board, bureau, agency or instrumentality.

          i. Drury, Media and BBE have good and marketable title in and to the Tapes.

          j. No representation or warranty made by Drury, Media or BBE herein nor any document or other written instrument furnished or to be furnished pursuant hereto contains or will contain any untrue statement of a material fact nor shall any such certificate, document or written instrument omit any material fact necessary in order to make any statement herein or therein not misleading.


     7. Drury, Media and BBE, jointly and severally, each agree to indemnify VidKid and Realm from any and all costs and claims, damages, negligence, liabilities, or other obligations growing out of, arising from or relating to any breach of any obligation, warranty or representation of Drury, Media or BBE under this Agreement or any document given in connection with this agreement, and to defend, and to save and hold harmless VidKid and Realm from any and all liability, claims, losses, costs, expenses or damages VidKid and Realm may suffer or which are or may at any time be made against VidKid and Realm relating to the Tapes including but not limited to claims, demands, costs, expenses, damages, liabilities, settlements or judgements against VidKid or Realm resulting from litigation or threatened litigation and counsel fees incurred by VidKid and Realm.

     8. Any notice under this Agreement shall be in writing and shall be deemed to have been given when delivered by hand upon receipt, or upon receipt when sent by United States registered or certified mail, return receipt requested, postage prepaid, or by a recognized overnight carrier such as Federal Express, to the address set forth below, or to such other address or addresses as any party on five days' prior written notice may from time to time give to the other parties:

     To Media, Drury or       Mr. John Drury
     BBE
                              ---------------------------------

                              ---------------------------------

     If to Realm or VidKid:   Realm Entertainment and Production, Inc.
                              3100 N. 29th Court
                              Hollywood, FL 33020
                              attn: Mr. Steven Adelstein

     With a copy to:          Richard H. Breit, Esq.
                              Becker & Poliakoff, P.A.
                              3111 Stirling Road
                              Fort Lauderdale, FL 33312

     9. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, if any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses or section or sections had not been inserted.

     10. The waiver by any party hereto of a condition, breach, or violation of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent condition, breach or violation.

     11. If a party retains or engages any attorney or attorneys to collect, enforce or protect its interest with respect to this Agreement, or any instrument or document delivered pursuant to this Agreement, the non-prevailing party in any court action shall pay all of the reasonable costs and expenses of such collection, enforcement or protection, including without limitation all reasonable attorneys' fees and court costs prior to litigation, at trial and on appeal.

     12. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     13. All parties agree that venue for any court action pertaining to this Agreement shall be in the state and federal courts located in Broward County, Florida. All parties agree to submit themselves to the jurisdiction of these courts.

     14. This Agreement and its terms and covenants shall be binding upon and shall inure to the benefit of the respective successors, heirs, personal representatives and permitted assigns of the parties.

     This Agreement is signed as of the date first above written.

WITNESSES:                    NATIONAL MEDIA, INC.
                              a dissolved Florida corporation

/s/                           By:           JOHN DRURY
---------------------            ---------------------------------
                                       John Drury, President
/s/
---------------------
(AS TO DRURY, MEDIA AND BBE)
                              BUFFALO BOB ENTERPRISES, INC.
                              a Florida corporation


                              By:          JOHN DRURY
                                 ----------------------------------
                                       John Drury, President


                                           JOHN DRURY
                              -------------------------------------
                              John Drury, individually, and as the
                              sole director of both National Media,
                              Inc. and Buffalo Bob Enterprises, Inc.


                              VidKid DISTRIBUTION, INC.
                              a Florida corporation


------------------------      By:        STEVEN ADELSTEIN
                                 ----------------------------------
                                     Steven Adelstein, President
------------------------
(AS TO VIDKID AND REALM)
                              REALM PRODUCTION AND ENTERTAINMENT, INC.
                              a Florida corporation


                              By:        STEVEN ADELSTEIN
                                 ------------------------------------
                                     Steven Adelstein, President

                                 ATTACHMENT "A"








                                 THE 130 TAPES

INCOMING REPORT        FAST PRINT             TUE, SEP 9, 1997

TITLE                         EPISODE#   EPISODE NAME           PART    LANG  FOR   STAN  CLAS
NEW HOWDY DOODY SHOW, THE    0011        HOWDY PHANTOM          1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0012        PHANTOM OF THE DOODIO  1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0013        PHANTOM OF THE DOODIO  1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0014        PHANTOM OF THE DOODIO  1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0015        PHANTOM                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0021        DOODYVILLE ART         1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0022        DOODYVILLE ART         1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0023        DOODYVILLE ART         1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0024        DOODYVILLE ART         1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0025        ART FESTIVAL           1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0031        PRUNELLA STORY, THE    1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0032        PRUNELLA STORY, THE    1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0033        PRUNELLA STORY, THE    1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0034        PRUNELLA STORY, THE    1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0035        PRUNELLA STORY, THE    1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0041        MUSIC APPRECIATION     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0042        MUSIC APPRECIATION     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0043        MUSIC APPRECIATION     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0044        MUSIC APPRECIATION     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0045        MUSIC APPRECIATION     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0051        UNHAPPY HAPPY          1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0052        UNHAPPY HAPPY          1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0053        UNHAPPY HAPPY          1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0054        UNHAPPY HAPPY          1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0055        UNHAPPY HAPPY          1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0061        CLOWN TAMER            1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0062        THE CLOWN TAMER        1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0063        THE CLOWN TAMER        1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0064        THE CLOWN TAMER        1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0065        CLOWN TAMER            1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0071        DOODYVILLE             1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0072        DOODYVILLE             1of1    Unkn  QUAD  Unkno  Ms

TITLE                        EPISODE #   EPISODE NAME            PART    LANG  FOR   STAN  CLASS
NEW HOWDY DOODY SHOW, THE    0073        DOODYVILLE              1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0074        DOODYVILLE              1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0075                                1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0081        GLORY GRITS             1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0082                                1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0083                                1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0084        GLORY GIRLS             1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0085                                1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0091        BIONIC CLOWN            1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0092        BIONIC CLOWN            1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0093        BIONIC CLOWN            1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0094        BIONIC CLOWN            1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0095                                1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0101        PSYCHIC PRUNELLA        1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0102        PSYCHIC PRUNELLA        1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0103        PSYCHIC PRUNELLA        1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0104        PSYCHIC PRUNELLA        1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0105        PSYCHIC PRUNELLA        1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0111        DAVIS DILEMMA           1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0112        DAVIS DILEMMA           1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0113        DAVIS DILEMMA           1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0114        DAVIS DILEMMA           1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0115        DAVIS DILEMMA           1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0121        FIBADOODLE              1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0122        FIBADOODLE              1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0123        FIBADOODLE              1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0124        FIBADOODLE              1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0125                                1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0131        KING COBB               1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0132        KING COBB               1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0133        KING COBB               1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0134        KING COBB               1 OF 1  Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0135        KING COBB               1 OF 1  Unkn  QUAD  Unkno  Ms


TITLE                      EPISODE #     EPISODE NAME                   PART   LANG  FOR   STAN   CLASS
NEW HOWDY DOODY SHOW, THE    0141        PROPMAN BINKY                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0142        PROPMAN BINKY                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0143        PROPMAN BINKY                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0144        PROPMAN BINKY                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0145        PROPMAN BINKY                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0151        SALLY SUPERSTAR               1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0152        SALLY SUPERSTAR               1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0153        SALLY SUPERSTAR               1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0154        SALLY SUPERSTAR               1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0155        SALLY SUPERSTAR               1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0161        THE SCUTTLEBUTT CAPER         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0162        THE SCUTTLEBUTT CAPER         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0163        THE SCUTTLEBUTT CAPER         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0164        THE SCUTTLEBUTT CAPER         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0165        THE SCUTTLEBUTT CAPER         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0171        DILLY DALLY'S BIRTHDAY        1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0172        DILLY DALLY'S BIRTHDAY        1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0173        DILLY DALLY'S BIRTHDAY        1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0174        DILLY DALLY'S BIRTHDAY        1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0175        DILLY DALLY'S BIRTHDAY        1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0181        CLARABELLE'S FUN SHOW         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0182        CLARABELLE'S FUN SHOW         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0183        CLARABELLE'S FUN SHOW         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0184        CLARABELLE'S FUN SHOW         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0185        CLARABELLE'S FUN SHOW         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0191        WIZARD OF WIT                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0192        WIZARD OF WIT                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0193        WIZARD OF WIT                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0194        WIZARD OF WIT                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0195        WIZARD OF WIT                 1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0201        GOOD BEHAVIOR CONTEST         1 of 1  Unkn  QUAD  Unkno    Ms

NEW HOWDY DOODY SHOW, THE    0202        GOOD BEHAVIOR CONTEST         1 of 1  Unkn  QUAD  Unkno    Ms


INCOMING REPORT     FAST PRINT               TUE, Sep 9, 1997

TITLE                        EPISODE #   EPISODE NAME                 PART    LANG   FOR  STAN   CLAS

NEW HOWDY DOODY SHOW, THE    0203        GOOD BEHAVIOR CONTEST        1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0204        GOOD BEHAVIOR CONTEST        1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0205        GOOD BEHAVIOR CONTEST        1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0211        DOODYVILLE FAIR              1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0212        DOODYVILLE FAIR              1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0213        DOODYVILLE FAIR              1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0214        DOODYVILLE FAIR              1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0215        DOODYVILLE FAIR              1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0221        MAGIC CONTEST                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0222        MAGIC CONTEST                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0223        MAGIC CONTEST                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0224        MAGIC CONTEST                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0225        MAGIC CONTEST                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0231        DV LAFF-A-THON               1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0232        DV LAFF-A-THON               1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0233        DV LAFF-A-THON               1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0234        DV LAFF-A-THON               1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0235        DY LAFF-A-THON               1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0241        PEANUT PARADE                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0242        PEANUT PARADE                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0243        PEANUT PARADE                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0244        PEANUT PARADE                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0245        PEANUT PARADE                1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0251        GRAB BAG                     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0252        GRAB BAG                     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0253        GRAB BAG                     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0254        GRAB BAG                     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0255        GRAB BAG                     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0261        SONGFEST                     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0262        SONGFEST                     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0263        SONGFEST                     1of1    Unkn  QUAD  Unkno  Ms

NEW HOWDY DOODY SHOW, THE    0264        SONGFEST                     1of1    Unkn  QUAD  Unkno  Ms


TITLE                      EPISODE #     EPISODE NAME                   PART   LANG  FOR   STAN   CLASS
NEW HOWDY DOODY SHOW, THE    0265        SONGFEST                      1 of 1  Unkn  QUAD  Unkno    Ms

                                                  TOTAL ELEMENTS RECEIVED:  130

                                 ATTACHMENT "B"





                                GENERAL RELEASES

                                GENERAL RELEASE

     KNOW ALL MEN BY THESE PRESENTS that VIDKID DISTRIBUTION, INC., and REALM PRODUCTION AND ENTERTAINMENT, INC., first party, for and in consideration of the sum of ten dollars, or other valuable considerations, received from or on behalf of JOHN DRURY, NATIONAL MEDIA, INC. and BUFFALO BOB ENTERPRISES, and Becker & Poliakoff, P.A., second party, the receipt whereof is hereby acknowledged (wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires), hereby releases, acquits, satisfies, and forever discharges the second party, of and from any and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the first party ever had, now has, or which any personal representative, successor, heir or assign of the first party, hereafter can, shall or may have, against the second party, for upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents other than the obligations, representations and warranties contained in the Agreement between the parties dated ________________, 1998.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of Sept., 1998.

Witnesses as to all parties:                 VIDKID DISTRIBUTION, INC.
                                             a Florida corporation

/s/                                           Steven Adelstein
---------------------------                  ---------------------------
                                             Steven Adelstein, President
/s/
---------------------------                  REALM PRODUCTIONS AND
                                             ENTERTAINMENT, INC.
                                             a Florida corporation

                                              Steven Adelstein
                                             ---------------------------
                                             Steven Adelstein, President

STATE OF FLORIDA       )
                       ) ss:
COUNTY OF BROWARD      )

     The foregoing instrument was acknowledged before me this 10th day of September, 1998 by STEVEN ADELSTEIN, President of VIDKID DISTRIBUTION, INC. and REALM PRODUCTIONS AND ENTERTAINMENT, INC., on behalf of the corporations, who is personally known to me or who has produced a Florida driver's license as identification and who did (did not) take an oath. FDL A342-78047-185

                                              Yolanda E. Espi-Tamayo
                                             -----------------------------
                                             Notary Public Signature

                                              Yolanda E. Espi-Tamayo
                                             -----------------------------
                                             Notary Public Print Name

My Commission Expires:

                                GENERAL RELEASE

     KNOW ALL MEN BY THESE PRESENTS that JOHN DRURY, NATIONAL MEDIA INC. and BUFFALO BOB ENTERPRISES, INC., first party, for and in consideration of the sum of ten dollars, or other valuable considerations, received from or on behalf of VIDKID DISTRIBUTION, INC., and REALM PRODUCTION and ENTERTAINMENT, INC., second party, the receipt whereof is hereby acknowledged (wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires), hereby releases, acquits, satisfies, and forever discharges the second party, of and from any and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the first party ever had, now has, or which any personal representative, successor, heir or assign of the first party, hereafter can, shall or may have, against the second party, for upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of these presents other than the obligations to pay the total sum of $130,000 pursuant to the Agreement between the parties dated ______________ , 1998.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10 day of September, 1998.

Witnesses as to all parties:                     NATIONAL MEDIA, INC.
                                                  a Florida Corporation

/s/ Stacy Hallberg                                 /s/   John Drury
---------------------------                       ---------------------------
    Stacy Hallberg                                John Drury, President

/s/  Carolyn Lee                                  BUFFALO BOB ENTERPRISES, INC.
---------------------------                       a Florida Corporation
     Carolyn Lee
                                                   /s/   John Drury
                                                  ----------------------------
                                                  John Drury, President

                                                   /s/   John Drury
                                                  ----------------------------
                                                  John Drury

STATE OF FLORIDA   )
                   ) ss:
COUNTY OF BROWARD  )

     The foregoing instrument was acknowledged before me this 10 day of September, 1998 by John Drury, individually and as President of National Media, Inc., and Buffalo Bob Enterprises, Inc., on behalf of the corporations, who is personally known to me or who has produced a Florida driver's license as identification and who did (did not) take an oath.


                                                   /s/   Jill Adams
                                                  ----------------------------
                                                  Notary Public Signature

My Commission Expires:
                                                  ----------------------------
                                                  Notary Public Print Name
                                                  [SEAL]

[Check for $25,000.00 to Jack Drury & Associates, Inc., from Realm Production and Entertainment, Inc.]

                                 [VIDKID LOGO]

                                    ADDENDUM

November 20, 1998

Jack Drury
P.O. Box 11385
Fort Lauderdale, FL 33319-1385

RE: Settlement Agreement Dated September 10, 1998


Dear Jack,

Pursuant to the above referenced Agreement, VidKid Distribution, Inc. shall modify the $105,000 payment schedule (item #4 of subject agreement) as follows:

               $ 25,000 Within 30 days of resolution
                 50,000 Within 120 days of resolution
                 30,000 Within 210 days of resolution
               --------
               $105,000 TOTAL

All other terms and conditions of subject agreement shall remain in full force and effect.

Sincerely,                              AGREED TO AND ACCEPTED BY:


/s/ STEVEN ADELSTEIN                    /s/ JACK DRURY
-----------------------------           --------------------------------
Steven Adelstein                        Jack Drury, President
President


                           VidKid Distribution, Inc.
  3100 North 29th Court-Hollywood, Florida 33020-954.927.2722 FAX 954.927.8859